Trade payables and other liabilities	12 Months Ended
Dec. 31, 2023
Trade and other payables [abstract]
Trade and other payables
16.
Trade payables and other liabilities

	2023	2022
(in $ millions)	$	$
Non-current liabilities
Warrant liabilities	6	14
Put options issued to non-controlling interests	118	93
Other payables	5	12
Employee defined benefit liability	11	13
	140	132
Current liabilities
Trade payables	185	189
Accrued operating expenses	344	370
Electronic wallets	261	263
Tax payables	58	37
Deposits	30	22
Contract liabilities	7	9
Others	40	40
	925	930

i)
Warrant liabilities

The Reverse Recapitalization (see Notes 1 and 12) included the issuance of 26 million warrants that entitles the holder to purchase one GHL Class A ordinary share at an exercise price of $11.50 per whole share. These warrants are exercisable as at 31 December 2023 and will expire on 1 December 2026.

The warrants are listed on NASDAQ under the trading symbol “GRABW”. Of these 26 million warrants, 12 million warrants can be exercised on a cashless basis by the holder into a variable number of shares based on volume weighted average observable price of the GHL Class A ordinary shares at the time of exercise. All the remaining warrants cannot be exercised cashless, and can be redeemed at GHL’s sole discretion at a price of $0.01 or $0.10 per warrant depending on the GHL Class A ordinary shares closing price over an observable trading period at the time of redemption. Following notice of such a redemption, holders of the warrants will have the right to exercise the warrants prior to redemption, including on a cashless basis in certain circumstances.

The terms of all warrants include a provision that in the event of a tender or exchange offer made to and accepted by holders of more than 50% of the outstanding GHL Class A ordinary shares, the warrant holders would be entitled to receive cash for their warrants. Management considers that this feature results in the warrants being classified as liabilities measured at fair value through profit or loss, as the event is an uncertain future event that is not within the control of the Group; and therefore, the Group does not have an unconditional right to avoid delivering cash.

The warrants have been measured at the trading price. The carrying value of the warrants as at 31 December is as follows:

	2023	2022
(in $ millions)	$	$
As at 1 January	14	54
Issuance as part of Reverse Recapitalization	—	—
Change in fair value	(8)	(40)
As at 31 December	6	14

ii)
Employee defined benefit liability

Certain subsidiaries operate a non-contributory defined benefit pension scheme that provides retirement benefits for certain employees.

iii)
Tax payables

These amounts comprise VAT and withholding tax payables.

iv)
Put options issued to non-controlling interests

The Group has written options granting non-controlling shareholders of certain subsidiaries the right to sell their shareholding to the Group in the future. As these non-controlling shareholders have present access to the returns until exercise of the option, the financial liability arising from the put option is presented within “Other liabilities" with the corresponding effect within equity under "Other reserves" (see note 12(ii)(c)). Subsequent to initial recognition, changes in the carrying amount of these put liabilities are recognized within equity .

v)
Financial risk management

Information about the exposure of trade and other payables to relevant financial risks (currency and liquidity risk) is disclosed in Note 26.